                                                                   EXHIBIT 10.22

                                FIRST AMENDMENT
                                ---------------


          FIRST AMENDMENT (this "Amendment"), dated as of April 30, 1998, among MJD COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (the "Lenders"), NATIONSBANK OF TEXAS, N.A., as Syndication Agent (in such capacity, the "Syndication Agent"), and BANKERS TRUST COMPANY, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                             W I T N E S S E T H :
                             -------------------


          WHEREAS, the Borrower, the Lenders, the Syndication Agent and the Administrative Agent are parties to a Credit Agreement, dated as of March 30, 1998 (the "Credit Agreement"); and

          WHEREAS, subject to and on the terms and conditions set forth in this Amendment, parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:


          1. Section 3.02(A)(a)(iii) of the Credit Agreement is hereby amended by deleting the text "the proceeds" appearing in said section and inserting the text "an amount equal to 100% of the cash proceeds" in lieu thereof.

          2. Section 3.02(A)(d) of the Credit Agreement is hereby amended by inserting the word "cash" immediately following the text "an amount equal to 100% of the" appearing in said Section.
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          3.  Section 3.02(A)(e) of the Credit Agreement is hereby amended by inserting the word "cash" immediately following the text "an amount equal to 100% of the" appearing in said Section.

          4. Section 7.15 of the Credit Agreement is hereby amended by (i) inserting the text "(a)" immediately before the text "The Borrower" appearing in said Section and (ii) inserting the following new clause (b) at the end of said
Section:

          "(b) The Borrower shall not set a purchase date in connection with a Change of Control Offer (as defined in the indenture governing any Permitted Subordinated Debt) earlier than 60 days after the delivery by the Borrower of notice of such Change of Control Offer to the holders of such Permitted Subordinated Debt, unless the Borrower shall have first paid in full all Obligations and terminated all Commitments hereunder."

          5. The definition of "Subsidiary" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the text ", neither MJD Telechoice nor any other CLEC Company shall" appearing in said definition and inserting the text "and unless such CLEC Company ceases to be an Unrestricted Subsidiary under, and as defined in, the indenture governing any Permitted Subordinated Debt, a CLEC Company (including MJD Telechoice) shall not" in lieu thereof.

          6. The definition of "90%-Owned Subsidiary" appearing in Section 10 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

          "90%-Owned Subsidiary" shall mean (i) any Subsidiary to the extent at least 90% of the capital stock or other ownership interests in such Subsidiary is owned directly or indirectly by the Borrower, (ii) STE, to the extent at least 87.5% of the capital stock of STE is owned directly or indirectly by the Borrower and (iii) Odin Telephone Company, to the extent at least 85% of the capital stock of Odin telephone Company is owned directly or indirectly by the Borrower.

          7. In order to induce the Agents and the Lenders to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in the Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the First Amendment Effective Date, both before and after giving effect to this Amendment.

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          8.  This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agree ment or any other Credit Document.

          9. This Amendment may be executed in any number of counter parts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          11. This Amendment shall become effective on the date (the "First Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case, 1155 Avenue of the Americas, New York, NY 10036 Attention: John Giambalvo (facsimile number 212-354-8113).

          12. From and after the First Amendment Effective Date, all references to the Credit Agreement in the Credit Agreement and the other Credit Documents shall be deemed to be references to the Credit Agreement as modified hereby.

                                   *   *   *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



                             MJD COMMUNICATIONS, INC.


                             By  /s/ Timothy W. Henry
                                -----------------------------------------
                                Name:  Timothy W. Henry
                                Title: Vice President Finance & Treasurer


                             BANKERS TRUST COMPANY,
                                Individually and as Administrative Agent


                             By  /s/ Anthony LoGrippo
                                -----------------------------------------
                                Name:  Anthony LoGrippo
                                Title: Vice President


                             NATIONSBANK OF TEXAS, N.A.,
                                Individually and as Syndication Agent


                             By  /s/ Pamela S. Kurtzman
                                ----------------------------------------
                                Name:  Pamela S. Kurtzman
                                Title: Vice President


                             COBANK, ACB


                             By  /s/ Rick Freeman
                                ----------------------------------------
                                Name:  Rick Freeman
                                Title: Assistant Vice President

                             FIRST UNION NATIONAL BANK


                             By  /s/ Mark M. Harden
                                -------------------------------------
                                Name:  Mark M. Harden
                                Title: Senior Vice President


                             PRIME INCOME TRUST


                             By  /s/ Sheila Finnerty
                                -------------------------------------
                                Name:  Sheila Finnerty
                                Title: Vice President


                             HELLER FINANCIAL, INC.


                             By  /s/ Patrick Hayes
                                -------------------------------------
                                Name:  Patrick Hayes
                                Title: Vice President


                             THE TRAVELERS INSURANCE COMPANY


                             By  /s/ Allen R. Cantrell
                                -------------------------------------
                                Name:  Allen R. Cantrell
                                Title: Investment Officer


                             UNION BANK OF CALIFORNIA, N.A.


                             By  /s/ J. Kevin Sampson
                                -------------------------------------
                                Name:  J. Kevin Sampson
                                Title: Vice President

                             CENTURA BANK


                             By
                                -------------------------------------
                                Name:
                                Title:



                             TORONTO DOMINION (TEXAS), INC.


                             By
                                -------------------------------------
                                Name:
                                Title:


                             FLEET NATIONAL BANK


                             By  /s/ Tanya Crossley
                                -------------------------------------
                                Name:  Tanya M. Crossley
                                Title: Vice President


                             MERRILL LYNCH SENIOR FLOATING
                               RATE FUND, INC.


                             By  /s/ Lynn C. Baranski
                                -------------------------------------
                                Name:  Lynn Callicott Baranski
                                Title: Authorized Signatory


                             PILGRIM AMERICA PRIME RATE TRUST


                             By  /s/ Thomas Hunt
                                -------------------------------------
                                Name:  Thomas C. Hunt
                                Title: Assistant Portfolio Manager

                             SENIOR DEBT PORTFOLIO
                               By BOSTON MANAGEMENT AND
                               RESEARCH, as Investment Manager


                             By  /s/ Scott H. Page
                                -------------------------------------
                                Name:  Scott H. Page
                                Title: Vice President